UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                   0-11688             95-3889638
   --------------------------------  -----------------  ----------------------
   (State or other jurisdiction of   (Commission File      (I.R.S. Employer
    incorporation or organization)        Number)       Identification Number)

        Lakepointe Centre I,
     300 E. Mallard, Suite 300
            Boise, Idaho                                        83706
                                                        ----------------------
   (Address of principal executive                            (Zip Code)
              offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.02(D). ELECTION OF DIRECTORS

On February 25, 2005 the Company issued a press release titled "KENNETH C. LEUNG APPOINTED TO AMERICAN ECOLOGY BOARD" disclosing that Kenneth Leung has been appointed to the Company's Board of Directors at a regularly scheduled Board Meeting. Mr. Leung was also appointed a member of the Company's Audit Committee. There is no prior arrangement or understanding surrounding Mr. Leung's appointment, and there have also been no prior transactions between Mr. Leung and the Company.

A copy of the press release is attached as exhibit 99 and incorporated by reference herein.


Exhibit 99 Press Release, dated February 25, 2005, entitled "KENNETH C. LEUNG APPOINTED TO AMERICAN ECOLOGY BOARD "



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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERICAN ECOLOGY CORPORATION
                                                 (Registrant)


Date:  February 25, 2005                 By:/S/ James R. Baumgardner
                                            ------------------------
                                                  James R. Baumgardner
                                                  Senior Vice President,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer


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
                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated February 25, 2005, entitled "KENNETH C. LEUNG APPOINTED TO AMERICAN ECOLOGY BOARD "


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